SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Current Report
Pursuant To Section 13 Or 15(D) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2007
MRV COMMUNICATIONS, INC.
(Name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of Incorporation or organization)	06-1340090 (I.R.S. Employer Identification Number)

20415 Nordhoff Street Chatsworth, Ca (Address of principal executive offices)	91311 (Zip Code)
Registrant’s telephone number, including area code: (818) 773-0900
Not Applicable
Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition.
On April 25, 2007, registrant made an earnings release announcing registrant’s 2007 first quarter unaudited financial results, the text of which is set forth in Exhibit 99.1 attached hereto. All information in the press release is presented as of April 25, 2007, and registrant does not assume any obligation to update such information in the future.
On April 25, 2007, as previously announced, registrant held a teleconference and audio web cast to discuss its 2007 first quarter unaudited financial results. The transcript of, and the Financial Highlights Overview and Highlights presented at, this teleconference and web cast is furnished herewith as Exhibit 99.2. All information in the transcript and web cast is presented as of April 25, 2007, and registrant does not assume any obligation to update such information in the future.
The information included in this Item 2.02, as well as Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 8.01. Other Events.
On April 25, 2007, MRV publicly announced its unaudited statements of operations for the three months ended March 31, 2007 and its balance sheet at March 31, 2007 (unaudited). These financial statements, which are included herein as part of Item 8.01 of this Report, follow on pages 4 and 5 of this Report.
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MRV Communications, Inc.
Statements of Operations
(In thousands, except per share data)

	Three Months Ended
	March 31,	March 31,
	2007	2006
	(Unaudited)
Revenue	$89,679	$77,262
Cost of goods sold	61,363	51,517

Gross profit	28,316	25,745
Gross margin	32%	33%

Operating costs and expenses:
Product development and engineering	7,306	6,980
Selling, general and administrative	22,739	20,674

Total operating costs and expenses	30,045	27,654

Operating loss	(1,729)	(1,909)

Interest expense	(1,052)	(1,056)
Other income, net	1,435	616

Loss before taxes	(1,346)	(2,349)
Provision for taxes	870	1,332

Net loss	$(2,216)	$(3,681)

Net loss per share:
Basic	$(0.02)	$(0.03)
Diluted	$(0.02)	$(0.03)
Weighted average number of shares:
Basic	125,758	107,714

Diluted	125,758	107,714

MRV Communications, Inc.
Balance Sheets
(In thousands)

	March 31,	December 31,
	2007	2006
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$85,269	$91,722
Short-term marketable securities	26,393	25,864
Time deposits	5,064	821
Accounts receivable, net	84,956	95,244
Inventories	65,215	61,361
Deferred income taxes	895	895
Other current assets	15,712	13,607

Total current assets	283,504	289,514
Property and equipment, net	14,721	14,172
Goodwill	36,159	36,348
Deferred income taxes	1,460	1,460
Other assets	4,699	4,728

	$340,543	$346,222

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Short-term obligations	$21,565	$26,289
Accounts payable	50,317	47,384
Accrued liabilities	24,355	29,704
Deferred revenue	7,721	7,624
Other current liabilities	7,772	5,926

Total current liabilities	111,730	116,927
Convertible notes	23,000	23,000
Other long-term liabilities	7,409	7,295
Minority interest	5,260	5,248
Commitments and contingencies
Stockholders’ equity	193,144	193,752

	$340,543	$346,222

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Registrant’s earnings release of April 25, 2007 announcing registrant’s 2007 first quarter unaudited financial results (furnished pursuant to Item 2.02)

Exhibit 99.2	The transcript of, and the Financial Highlights Overview and Highlights, presented at, registrant’s teleconference of April 25, 2007 (furnished pursuant to Item 2.02).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: April 30, 2007

MRV COMMUNICATIONS, INC.
By:	/s/ Noam Lotan
Noam Lotan
President and Chief Executive Officer